UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT

PURSUANT TO SECTION 14 (C)

OF THE

SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2)

☐	Definitive Information Statement

ATLAS LITHIUM CORPORATION

(Exact name of registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration No.:

3) Filing Party:

4) Date Filed

ATLAS LITHIUM CORPORATION

433 North Camden Drive

Suite 810

Beverly Hills, CA 90210

(833) 661-7900

April [●], 2023

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

To the Stockholders of Atlas Lithium Corporation:

This Information Statement is furnished pursuant to Section 14(c) of the Exchange Act to the holders of common stock, par value $0.001 per share (the “Common Stock”) of Atlas Lithium Corporation., a Nevada corporation (“Atlas Lithium” or the “Company”), in connection with the Company’s receipt of approval by written consent, in lieu of a meeting, on April 21, 2023, from the holder of one share of the Company’s Series A Preferred Stock, Mr. Marc Fogassa, representing a majority of the voting power of our issued and outstanding voting capital stock (such holder, the “Majority Stockholder”) approving the following actions:

(1)	Ratification, approval and validation of the Certificate of Amendment to Articles of Incorporation (the “Authorized Capital Increase Amendment”) including the Certificate of Validation to the Certificate of Amendment to the Articles of Incorporation (the “Increase Validation Certificate”), increasing the number of shares of the Company’s authorized Common Stock, $0.001 par value per share, to Four Billion (4,000,000,000), retroactively effective as of December 20, 2022;

(2)	Approval of the Amended and Restated Articles of Incorporation of the Company (the “Amended and Restated Articles”), to, among other changes, decrease the number of shares of the Company’s authorized Common Stock to Two Hundred Million (200,000,000) effective as of the date of effectiveness of the filing of the Amended and Restated Articles.

Copies of the following documents are attached to this information statement accordingly:

●	Authorized Capital Increase Amendment including the Increase Validation Certificate: Appendix A; and

●	Amended and Restated Articles: Appendix B.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Because the written consent of the Majority Stockholder representing a majority of the voting power of the Company’s issued and outstanding voting capital stock, satisfies all applicable stockholder voting requirements, we are not asking for a proxy. Please do not send us one.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Authorized Capital Increase Amendment including the Increase Validation Certificate and the Amended and Restated Articles (collectively, the “Corporate Actions”) will not be filed with the Nevada Secretary of State (the “SOS”) until at least twenty (20) calendar days after the mailing of this Information Statement. Pursuant to Nevada Revised Statutes (“NRS”) 78.0296(3), notice of the ratification or validation of the Authorized Capital Increase Amendment must be given not later than 10 days after the approval thereof to each stockholder of record at the time of such ratification or validation. This Information Statement is expected to be mailed on or about [●], 2023 to stockholders of record on the Record Date.

The entire cost of furnishing the Information Statement and related materials will be borne by the Company. The Company’s Board of Directors (the “Board of Directors”) has fixed the close of business on April 21, 2023 as the record date (the “Record Date”) for the determination of stockholders who are entitled to receive this Information Statement.

2

This Notice and the accompanying Information Statement shall constitute notice to you of the action by the Majority Stockholder through a written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

The accompanying Information Statement is for information purposes only. Please read it carefully.

By Order of the Board of Directors,

/s/ Marc Fogassa
Marc Fogassa
Chairman and Chief Executive Officer, Director
(Principal Executive Officer)

Beverly Hills, California

April [●], 2023

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Pursuant to the NRS, a vote by the holders of at least a majority of the Company’s outstanding voting power is required to ratify or authorize and approve each Corporate Action. The Board of Directors fixed the close of business on April 21, 2023 as the Record Date for the determination of the stockholders entitled to notice of the action by written consent.

As of the Record Date, Atlas Lithium had 9,604,809 shares of Common Stock outstanding, and one (1) share of Series A Preferred Stock outstanding. No shares of Series B Preferred Stock or Series C Preferred Stock were outstanding as of the Record Date. Our Series D Preferred Stock has no voting rights.

Each outstanding share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the stockholders. As of the close of business on the Record Date, the Majority Stockholder held the authority to cast votes in excess of 50% of the Company’s outstanding voting power and has voted in favor of the Corporate Actions. Under the NRS and the Company’s bylaws, as amended to date (the “Bylaws”), stockholder approval may be taken by obtaining the written consent of at least a majority of the holders of voting power instead of by action taken at a stockholders’ meeting. The voting power entitled to vote on the Corporate Actions consists of the vote of the holders of a majority of the Company’s outstanding voting securities as of the Record Date. As of April 21, 2023, the Company’s voting securities for the Corporate Actions consisted of 9,604,809 shares of Common Stock and one share of Series A Preferred Stock. Each share of outstanding Common Stock is entitled to one vote on matters submitted for stockholder vote. The Series A Preferred Stock votes together with the Company’s Common Stock (and any other class or series entitled to vote with the holders of Common Stock) and is entitled to 51% of the votes on all matters submitted for stockholder approval.

On the Record Date, the Majority Stockholder was entitled to 51% of the voting power of the Company’s issued and outstanding voting stock. The Majority Stockholder voted by a written consent dated April 21, 2023 (the “Consenting Stockholder”) in favor of the Corporate Actions , in lieu of a meeting of stockholders, as permitted by the NRS and the Bylaws.

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BOARD APPROVAL OF THE CERTIFICATE OF CORRECTION AND RATIFICATION,
APPROVAL AND VALIDATION OF THE CERTIFICATE OF CHANGE

On July 18, 2022, the Board of Directors adopted resolutions to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock at a ratio of 1-for-750 without affecting the number of shares of authorized Common Stock (the “Originally Intended Reverse Stock Split”). The Majority Stockholder approved the Originally Intended Reverse Stock Split by written consent on July 18, 2022 in lieu of a meeting of stockholders as permitted under the NRS Section 78.320(2) and the Bylaws. For additional information, refer to the Definitive Information Statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on July 29, 2022 (the “2022 Information Statement”) and the Form 8-K filed by the Company with the SEC on December 22, 2022, both available on EDGAR at www.sec.gov.

On December 20, 2022, the Company filed a Certificate of Amendment to its Articles of Incorporation with the SOS that was intended to effect the Originally Intended Reverse Stock Split (the “Original Articles Amendment”). In April 2023, the Board of Directors determined (i) that the Original Articles Amendment inaccurately stated that the Originally Intended Reverse Stock Split was obtained by a stockholder vote under NRS 78.390, while approval of the stockholders was required under NRS 78.2055, with the holders of Common Stock voting as a separate class; and (ii) that the Original Articles Amendment was a nullity in that, under Nevada law, filing an amendment to articles of incorporation is not necessary to effectuate a reverse stock split. As a result, the Board of Directors has determined that it would be in the best interest of the Company to take corrective action to remedy the inaccuracy and to file the documents that would have been necessary to effectuate a 1-for-750 reverse stock split of the issued and outstanding Common Stock with a corresponding split of the authorized Common Stock (the “Reverse Stock Split”) and then immediately thereafter increase the number of shares of authorized Common Stock back to the number it was prior to the Reverse Stock Split as of December 20, 2022.

Pursuant to the action of the Board of Directors by unanimous written consent on April 21, 2023, the Board of Directors therefore authorized and approved (i) the Certificate of Correction to nullify the Original Articles Amendment (the “Certificate of Correction”), and (ii) the Certificate of Change Pursuant to NRS 78.209 (the “Certificate of Change”) including the Certificate of Validation of the Certificate of Change (the “Change Validation Certificate”) in order to decrease the number of shares of the Company’s issued and outstanding shares of Common Stock and correspondingly decrease the number of authorized shares of Common Stock, each at a ratio of 1-for-750, retroactively effective as of December 20, 2022, without a vote of the stockholders. The Board of Directors also directed that the Company file the Certificate of Correction with the SOS and thereafter file the Certificate of Change including the Change Validation Certificate with the SOS. Pursuant to the NRS, no stockholder approval for this action is required.

We will file the Certificate of Correction and the Certificate of Change including the Change Validation Certificate with the SOS twenty (20) calendar days after the mailing of this Information Statement pursuant to Rule 14c-2 under the Exchange Act. Upon the filing of the Certificate of Correction the Original Articles Amendment will be nullified and the intention to effectuate a reverse stock split of 1-for-750 will be validated retroactively as of December 20, 2022, at the original filing date and time of the Original Articles Amendment.

Upon the filing of the Certificate of Change including the Change Validation Certificate retroactively effective as of December 20, 2022, each 750 shares of our issued and outstanding shares of Common Stock will have been automatically converted into one issued and outstanding share of Common Stock, without any change in par value per share, as of December 20, 2022. No fractional shares were issued as a result of the Reverse Stock Split and no cash or other consideration was paid. Fractional shares were rounded up and one whole share of the post-split Common Stock was issued to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

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RATIFICATION, APPROVAL AND VALIDATION OF THE AUTHORIZED CAPITAL INCREASE AMENDMENT

As set forth in the 2022 Information Statement, the Originally Intended Reverse Stock Split was intended to impact the then issued and outstanding shares of Common Stock and was not intended to affect the number of shares of authorized Common Stock. To carry out the original intent of the Originally Intended Reverse Stock Split and in light of the correction, ratification and validation of the Reverse Stock Split as described above, the Company’s Board of Directors and the Consenting Stockholder have approved the Authorized Capital Increase Amendment to increase the authorized number of shares of Common Stock from 5,333,334 shares to 4,000,000,000 shares retroactively as of December 20, 2022, in accordance with the board’s and stockholders’ original intent in effecting the Originally Intended Reverse Stock Split. The forms of Authorized Capital Increase Amendment including the Increase Validation Certificate to be filed with the SOS are attached as Appendix A to this Information Statement.

The Company’s Board of Directors believes that it is in the best interest of the stockholders to correct the Originally Intended Reverse Stock Split by approving, ratifying and validating the Reverse Stock Split, and in conjunction therewith and in order to effectuate the same, to approve and adopt the Authorized Capital Increase Amendment.

Other than as described herein, the Authorized Capital Increase Amendment does not incorporate any other changes.

Pursuant to the NRS, the Authorized Capital Increase Amendment to effect the increase in the authorized number of shares of the Company’s Common Stock requires the approval of a majority of the Company’s voting power. As discussed above, the Consenting Stockholder has consented to the Authorized Capital Increase Amendment including the Increase Validation Certificate. Upon the filing of the Authorized Capital Increase Amendment including the Increase Validation Certificate with the SOS, the increase in authorized Common Stock will be effective retroactively as of December 20, 2022, to the number that was intended to be authorized as of that date.

APPROVAL BY THE BOARD OF THE SERIES B WITHDRAWAL CERTIFICATE
AND THE SERIES C WITHDRAWAL CERTIFICATE

On August 26, 2015, the Board of Directors designated the Company’s Series B Convertible Preferred Stock (the “Series B Preferred”) by filing a Certificate of Designation in the office of the SOS (the “Series B Certificate of Designation”). On December 29, 2015, the Board of Directors designated the Company’s Series C Convertible Preferred Stock (the “Series C Preferred”) by filing a Certificate of Designation in the office of the SOS (the “Series C Certificate of Designation”). Pursuant to NRS 78.1955(6), if shares of a class or series of stock established by a certificate of designation are not outstanding, the corporation may file a certificate authorizing the withdrawal of the certificate of designation establishing the class or series of stock and, upon filing the certificate and payment of the requisite fee, all matters contained in the certificate of designation are eliminated from the articles of incorporation.

Since all shares of the Company’s Series B Preferred and Series C Preferred have been converted to shares of Common Stock and no shares of Series B Preferred or Series C Preferred are currently outstanding, the Board of Directors determined it would be in the best interest of the Company to authorize the withdrawal of the Series B Certificate of Designation and the Series C Certificate of Designation and directed that the Certificate of Withdrawal of Designation of the Series B Preferred (the “Series B Withdrawal Certificate”) and the Certificate of Withdrawal of Designation of the Series C Preferred (the “Series C Withdrawal Certificate”) be so withdrawn. Pursuant to the NRS, no stockholder approval for this action is required.

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APPROVAL OF THE AMENDED AND RESTATED ARTICLES

The Board of Directors has determined that it is advisable and in the best interests of the Company to amend and restate the Company’s articles of incorporation (as amended to date, the “Current Articles”) to decrease the number of shares of authorized common stock and to amend certain other provisions in the Company’s Current Articles as set forth in the form of Amended and Restated Articles of Incorporation attached hereto as Appendix B. Among other changes, the Board of Directors has determined that it is advisable to update the exculpation and indemnification provisions to reflect current Nevada law, provide that the mandatory forum for adjudication of certain disputes will be the Eighth Judicial District Court in Clark County, Nevada, provide that the Company opts out of Nevada’s “combinations with interested stockholders” statutes, and authorize the Company to make distributions to stockholders complying only with the insolvency test under Nevada law.

The Board of Directors and the Consenting Stockholder determined to decrease the number of shares of our authorized common stock in order to reduce the number of shares available for issuance. We believe that the number of shares currently available for issuance may have a negative impact on our efforts to attract additional financing due to the dilutive effect of having such a large number of shares available for issuance. The Company has no plans, commitments or arrangements with respect to issuing authorized but unissued shares of common stock. For this reason, we believe that a decrease in the number of shares of our authorized Common Stock is in the best interests of the Company and its stockholders.

Pursuant to the NRS, the Amended and Restated Articles require the approval of a majority of the voting power of the Company. As discussed above, the Consenting Stockholder has consented to the approval and filing of the Amended and Restated Articles. The Amended and Restated Articles will become effective upon the filing of the Amended and Restated Articles with the SOS.

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OTHER INFORMATION REGARDING THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

The following table prepared in accordance with Section 13 of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder, sets forth certain information regarding our common stock and securities convertible into our common stock within 60 days of the date of this Information Statement, by: (i) each person who is known by us to own beneficially more than 5% of its outstanding Common Stock; (ii) each named executive officer and director; and (iii) all officers and directors as a group. As of April 21, 2023, there were 9,604,809 outstanding shares of our common stock.

Beneficial ownership in this table is determined in accordance with the rules of the SEC and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Common Stock deemed outstanding includes shares issuable upon exercise of options held by the respective person or group that may be exercised within 60 days after April 21, 2023. For purposes of calculating each person’s or group’s percentage ownership, stock options exercisable within 60 days after April 21. 2023 are included for that person or group (but the stock options of any other person or group are not included). For each person and group included in the ownership is based on the number of shares of our Common Stock outstanding as of April 21, 2023.

Name and Address of Beneficial	Common Stock (2)		Series A Preferred Stock (3)		Series D Preferred Stock (4)		Combined Voting Power
Owner (1)	Number	%	Number	%	Number	%	Number(5)	%(6)
Directors and Named Executive Officers:
Marc Fogassa(7)	3,343,304	34.8%	1	100%	67,500	83.3%	4,243,305	39.8%
Ambassador Roger Noriega(8)	147,202	1.5%	-	-	13,500	16.7%	327,202	3.3%
Cassiopeia Olson, Esq.(9)	11,417	*	-	-	-	*	11,417	*
Stephen R. Petersen, CFA(10)	27,862	*	-	-	-	*	27,862	*
Gustavo Pereira de Aguiar(11)	21,255	*	-	-	-	*	21,255	*
Brian W. Bernier(12)	44,652	*	-	-	-	*	44,652	*
All executive officers and directors (9 persons)(13)	,3,595,692	37.4%	1	100%	81,000	100%	4,708,209	43.2%
Over 5% Stockholders:
Marc Fogassa(7)	3,343,304	34.8%	1	100%	67,500	83.3%	4,234,305	39.8%

(1)	The mailing address of each of the officers and directors as set forth above is c/o Atlas Lithium Corporation, 433 North Camden Drive, Suite 810, Beverly Hills, CA 90212.
(2)	Each share of common stock is entitled to one vote.
(3)	The Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (“Series A Preferred”) provides that for so long as Series A Preferred is issued and outstanding, the holders of Series A Preferred shall vote together as a single class with the holders of Common Stock, with the holders of Series A Preferred being entitled to 51% of the total votes on all such matters regardless of the actual number of shares of Series A Preferred then outstanding, and the holders of Common Stock are entitled to their proportional share of the remaining 49% of the total votes based on their respective voting power. The one share of our Series A Preferred is convertible into one share of our Common Stock and may be converted at any time at the election of the holder.
(4)	The Certificate of Designation of Series D Convertible Preferred Stock (“Series D Preferred”) as adopted by the Board of Directors on September 14, 2021 provides that for so long as Series D Preferred is issued and outstanding, the holders of Series D Preferred shall have no voting power in matters unrelated to the Series D Preferred until such time as the Series D Preferred is converted into shares of common stock. Each share of our Series D Preferred is convertible into 13 and 1/3 shares of our Common Stock and may be converted at any time at the election of the holder.
(5)	Represents shares and rights on an as-converted to Common Stock basis.
(6)	Represents percentage of voting power of our Common Stock, Series A Preferred, and Series D Preferred (on an as-converted basis) voting together as a single class. As of the date of this Information Statement, 9,604,809 shares of our Common Stock were issued and outstanding and one share of our Series A Preferred was issued and outstanding. Series D Preferred has no voting rights. The one outstanding share of our Series A Preferred is held by Marc Fogassa.
(7)	Consists of 3,177,597 shares of our Common Stock owned by Mr. Fogassa and his affiliates, 151,141 shares underlying vested options to purchase common stock, 14,566 shares of our Common Stock to be issued in satisfaction of past performance, 1 share of our Series A Preferred and 67,500 shares underlying vested options to purchase our Series D Preferred. On April 12, 2023, following ratification by the Board of Directors, Mr. Fogassa elected to convert his outstanding 214,006 shares of our Series D Preferred into 2,853,412 shares of our Common Stock.
(8)	Consists of 147,202 shares of our Common Stock and 13,500 shares underlying vested options to purchase our Series D Preferred.
(9)	Consists of 750 shares of our Common Stock and 10,667 shares underlying vested options to purchase our Common stock.
(10)	Consists of 11,862 shares of our Common Stock and 16,000 shares underlying vested options to purchase our Common stock.
(11)	Consists of shares of our Common Stock to be issued in satisfaction of past performance.
(12)	Consists of 43,577 shares of Common Stock and 1,075 shares of our Common Stock to be issued in satisfaction of past performance.
(13)	Consists of 3,410,210 shares of Common Stock, 177,808 shares underlying vested options to purchase our Common Stock, 40,252 shares of our Common Stock to be issued in satisfaction of past performance, 1 share of Series A Preferred, and 81,000 shares underlying vested options to purchase Series D Preferred.

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NO DISSENTERS’ RIGHTS

The corporate actions described in this proxy statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

ADDITIONAL AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance with such act we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. The SEC maintains a website that contains such periodic reports, documents and other information at http://www.sec.gov. Information about us, including our SEC filings, is also available at our website www.atlas-lithium.com. However, the information on our website is not incorporated by reference or deemed to be a part of this Information Statement.

Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to our stockholders only for information purposes in connection with the actions described herein, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors,

/s/ Marc Fogassa
Chairman and Chief Executive Officer

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APPENDIX A

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Atlas Lithium Corporation

Entity or Nevada Business Identification Number (NVID): E0671412011-7

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51%

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)

☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 12/15/2022

A-1

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article 3 is amended as set forth on Annex A attached hereto. (attach additional page(s) if necessary)
6. Signature: (Required)	X /s/ Marc Fogassa — Signature of Officer or Authorized Signer; Chief Executive Officer — Title X ____ Signature of Officer or Authorized Signer; Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Article 3 of the Corporation's articles of incorporation is hereby amended as set forth on Annex A attached hereto, which is incorporated herein by this reference.

[See attached page.]

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 12/15/2022

A-2

ATLAS LITHIUM CORPORATION

CERTIFICATE OF AMENDMENT

Annex A

Article 3 of the articles of incorporation of Atlas Lithium Corporation is hereby amended to read in its entirety as follows:

“The total authorized capital stock of the Corporation shall consist of (i) Four Billion (4,000,000,000) shares of Common Stock, par value $0.001 per share, and (ii) Ten Million (10,000,000) shares of Preferred Stock, par value $0.001 per share. The Board of Directors is hereby vested, to the fullest extent permitted under the Nevada Revised Statutes, with the authority to designate from time to time, by duly adopted resolution and the filing with the Nevada Secretary of State of a corresponding certificate of designation, one or more series of the Preferred Stock, to fix the number of shares constituting such series and to prescribe the voting powers, designations, preferences, qualifications, limitations, restrictions and relative, participating, optional and other rights of such series. Any such resolution and certificate of designation prescribing a series of Preferred Stock must designate a distinguishing letter and/or title for such series. Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled to only such voting rights, if any, as shall expressly be granted thereto by the articles of incorporation, including the certificate of designation relating to such series of Preferred Stock, or the NRS. To the extent provided in the certificate of designation relating to a series of Preferred Stock, the board of directors may increase (but not above the total number of then authorized and undesignated shares of Preferred Stock) or decrease (but not below the number of shares of that series then outstanding) the number of shares of such series.”

* * * *

A-3

ATLAS LITHIUM CORPORATION

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

(Increase Common Stock)

Certificate of Validation Pursuant to NRS 78.0296

The undersigned officer of Atlas Lithium Corporation, a Nevada corporation, hereby certifies that the filing accompanying this certificate of validation is being made in connection with a ratification or validation of a corporate act in accordance with NRS 78.0296, with such filing to be effective as of December 20, 2022 at 12:24:11 PM Pacific time.

/s/ Marc Fogassa

Name:	Marc Fogassa

Title:	Chief Executive Officer

A-4

APPENDIX B

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

ATLAS LITHIUM CORPORATION

ARTICLE I

NAME

The name of the Corporation is Atlas Lithium Corporation (the “Corporation”).

ARTICLE II

REGISTERED AGENT AND REGISTERED OFFICE

The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

PURPOSE

The Corporation may engage in any lawful act, activity or business for which corporations may be organized under the laws of the State of Nevada.

ARTICLE IV

CAPITAL STOCK

A. The total authorized capital stock of the Corporation shall consist of (i) Two Hundred Million (200,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

B. Except as otherwise provided by the Nevada Revised Statutes (the “NRS”), a record holder of Common Stock shall be entitled to one vote for each share of Common Stock so held. No holder of Common Stock shall have the right to cumulate votes. The holders of Common Stock shall not have any conversion, redemption or preemptive rights. The holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors of the Corporation (the “Board of Directors”) out of assets legally available therefor. Upon the dissolution, liquidation or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the rights, if any, of the holders of any outstanding class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held.

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C. The capital stock of the Corporation, after consideration for the issuance thereof has been paid in money, property, or services, as the directors shall determine, shall not be subject to assessment to pay the debts of the Corporation, nor for any other purpose, no stock issued as fully paid shall ever be assessable or assessed, and these articles of incorporation shall not be amended in this respect.

D. The Board of Directors is hereby vested, to the fullest extent permitted under the NRS, with the authority to designate from time to time, by duly adopted resolution(s) and the filing with the Nevada Secretary of State of a corresponding certificate of designation, one or more series of the Preferred Stock, to fix the number of shares constituting such series and to prescribe the voting powers, designations, preferences, qualifications, limitations, restrictions and relative, participating, optional and other rights of such series. Any such resolution and certificate of designation prescribing a series of Preferred Stock must include a distinguishing designation for such series. Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled to only such voting rights, if any, as shall expressly be granted thereto by the articles of incorporation, including the certificate of designation relating to such series of Preferred Stock, or the NRS. To the extent provided in the certificate of designation relating to a series of Preferred Stock, the board of directors may increase (but not above the total number of then authorized and undesignated shares of Preferred Stock) or decrease (but not below the number of shares of that series then outstanding) the number of shares of such series.

E. These Amended and Restated Articles of Incorporation, as amended from time to time, include the terms of the Corporation’s (i) Series A Convertible Preferred Stock as set forth in the Certificate of Designation filed in the office of the Nevada Secretary of State on December 18, 2012, as Document No. 20120848339-10 and (ii) Series D Convertible Preferred Stock as set forth in the Certificate of Designation filed in the office of the Nevada Secretary of State on September 15, 2021, as Document No. 20211755558, as the same have been and may be further amended, corrected or restated from time to time, which certificates of designation, as so amended, corrected or restated, as applicable, are hereby incorporated herein by this reference until such certificate of designations are withdrawn in accordance with the NRS.

ARTICLE V

GOVERNING BOARD

The members of the governing board of the Corporation are styled as directors. The board of directors shall be elected in such manner as shall be provided in the bylaws of the Corporation. The number of directors may be changed from time to time in such manner as provided in the bylaws of the Corporation.

ARTICLE VI

EXCULPATION AND INDEMNIFICATION

A. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

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B. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such directors or officers in their respective capacities as directors or officers of the Corporation must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.

C. Any repeal or modification of this Article VI approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between this Article and any other article of the Corporation’s articles of incorporation, the terms and provisions of this Article shall control.

ARTICLE VII

MANDATORY FORUM FOR THE ADJUDICATION OF DISPUTES

To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any action, suit or proceeding, whether civil, administrative or investigative, and including any claim or counterclaim (each, an “Action”): (a) against the Corporation or any of its directors or officers that (i) asserts a cause of action under the laws of the United States, (ii) could be properly commenced in either a federal forum or a forum of the State of Nevada or any other state, and (iii) is brought by or in the name or on behalf of (A) the Corporation, (B) any stockholder of the Corporation, or (C) any subscriber for, or purchaser or offeree of, any shares of the capital stock or other securities of the Corporation; and (b) brought in the name or right of the Corporation or on its behalf that asserts a cause of action (i) for or based upon any breach of any fiduciary duty owed by any director, officer, employee or agent of the Corporation in such capacity to the Corporation or the Corporation’s stockholders, (ii) arising under, or to interpret, apply, enforce or determine the validity of, any provision of the Corporation’s articles of incorporation or bylaws or the applicable provisions of the NRS (including, without limitation, NRS Chapters 75, 78 and 92A), or (iii) governed by the internal affairs doctrine. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such Action, then any other state district court located in the State of Nevada shall be the sole and exclusive forum for such Action and in the event that no state district court in the State of Nevada has jurisdiction over any such Action, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor.

ARTICLE VIII

INAPPLICABILITY OF NEVADA COMBINATIONS STATUTES

At such time, if any, as the Corporation becomes a “resident domestic corporation” (as defined in NRS 78.427), the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as amended from time to time, or any successor statutes.

ARTICLE IX

SPECIAL PROVISIONS REGARDING DISTRIBUTIONS

Notwithstanding anything to the contrary in the articles of incorporation or the bylaws of the corporation, the corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

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